Supplement dated October 11, 2022 to the Natixis Funds Prospectus and Statement of Additional Information dated June 1, 2022, as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®
Natixis Sustainable Future 2065 Fund®
(each a “Fund” and, together, the “Funds”)

Effective October 17, 2022, the following AIA U.S. Large Cap Core ESG Segment description is added under the heading “U.S. Equity” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

Active Index Advisors® (“AIA”) U.S. Large Cap Core ESG Segment – This segment, managed by the Natixis Investment Managers Solutions (“Solutions”) division of Natixis Advisors, consists of a well-diversified portfolio of stocks that is designed to track the performance results and risk characteristics of the S&P 500® Index. Solutions creates the investable universe using third party ESG ratings and controversy scores (i.e., a measurement impacted by a company’s exposure to negative ESG events and/or practices) and invests in companies with above-average ESG risk management practices, aiming to reduce the risks associated with poor ESG risk management practices and severe controversies. Solutions then applies an optimization process that seeks to construct a portfolio that emphasizes slightly lower forecasted volatility using stocks that are intended to replicate the characteristics and returns of the index while aiming to keep tracking error low. Solutions may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index or for risk management purposes. The particular securities and weight that Solutions holds in each security are managed in a systematic process that uses a risk model and optimization. The optimization function seeks to replicate with slightly lower volatility the characteristics and returns of the index (i.e., minimize tracking error) while exclusively investing in the universe of companies selected on the basis of ESG characteristics.

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